UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2023

Decarbonization Plus Acquisition Corporation IV

(Exact name of registrant as specified in its charter)

Canada	001-40731	98-1585724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2744 Sand Hill Road, Suite 100 Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(212) 993-0076

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	DCRDU	Nasdaq Capital Market
Class A ordinary share, par value $0.0001 per share	DCRD	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DCRDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 23, 2023, Decarbonization Plus Acquisition Corporation IV (the “Company” or “DCRD”) consummated its previously announced business combination (such date, the “Closing Date”) pursuant to the Business Combination Agreement, dated September 25, 2022 (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”), by and among DCRD, Hammerhead Resources Inc., an Alberta corporation (“Hammerhead”), Hammerhead Energy Inc., an Alberta corporation and wholly owned subsidiary of Hammerhead (“NewCo”), and 2453729 Alberta ULC, an Alberta unlimited liability corporation and wholly owned subsidiary of the Company (“AmalCo”).

Pursuant to the plan of arrangement (the “Plan of Arrangement”) and the Business Combination Agreement, (i) on February 21, 2023, DCRD transferred by way of continuation from the Cayman Islands to the Province of Alberta, Canada in accordance with the Cayman Islands Companies Act (as amended) and domesticated as an Alberta corporation in accordance with the applicable provisions of the Business Corporations Act (Alberta) (such transfer by way of continuation and domestication, including all matters necessary or ancillary in order to effect such transfer by way of continuation and domestication, the “Domestication”), (ii) following the Domestication, on February 22, 2023, DCRD amalgamated with NewCo (the “SPAC Amalgamation”) to form one corporate entity (“New SPAC”) and NewCo survived the SPAC Amalgamation as New SPAC and (iii) on the Closing Date, Hammerhead amalgamated with AmalCo (the “Company Amalgamation,” and, together with the SPAC Amalgamation, the “Amalgamations”) and formed a wholly owned subsidiary of New SPAC in accordance with the terms of the Plan of Arrangement.

Capitalized terms used and not otherwise defined herein have the meaning set forth in NewCo’s prospectus (File No. 333-267830) filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2022 (the “Prospectus”). The description of the Business Combination Agreement and the Business Combination (including, without limitation, the Amalgamations) in this Current Report on Form 8-K does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Business Combination Agreement, which is attached as Annex A to the Prospectus and incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On February 21, 2023, DCRD entered into that certain Assignment and Assumption Agreement (the “Warrant Assumption Agreement”) by and among DCRD, NewCo, Continental Stock Transfer & Trust Company, a New York corporation (“CST”), and Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company (collectively, “Computershare”). Pursuant to the Warrant Assumption Agreement, New SPAC assumed by way of assignment and assumption all of the liabilities, duties and obligations of DCRD under and in respect of the Warrant Agreement, dated August 10, 2021, between DCRD and CST, as warrant agent (the “DCRD Warrant Agreement”), and Computershare was appointed as successor warrant agent under the DCRD Warrant Agreement. In connection with the SPAC Amalgamation and pursuant to the Business Combination Agreement, each whole warrant issued to Decarbonization Plus Acquisition Sponsor IV LLC (“DCRD Sponsor”) and certain of DCRD’s independent directors in a private placement simultaneously with the closing of DCRD’s initial public offering (the “DCRD IPO,” and such warrants, the “DCRD Private Placement Warrants”) and each whole warrant sold as part of the DCRD units in the DCRD IPO (the “DCRD Units”) (whether they were purchased in the DCRD IPO or thereafter in the open market) (the “DCRD Public Warrants,” and, together with the DCRD Private Placement Warrants, the “DCRD Warrants”) was exchanged for a warrant to acquire one Class A common share in the authorized share capital of New SPAC (a “New SPAC Class A Common Share,” and such warrants to acquire New SPAC Class A Common Shares being referred to as “New SPAC Warrants”). The New SPAC Warrants are subject to substantially the same terms and conditions as were applicable to the DCRD Warrants and are governed by an Amended and Restated Warrant Agreement entered into on February 22, 2023 by and between New SPAC and Computershare.

The description of the Warrant Assumption Agreement in this Current Report on Form 8-K does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Warrant Assumption Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On February 21, 2023, pursuant to the Domestication, each Class A ordinary share, par value $0.0001 per share, of DCRD (a “DCRD Class A Ordinary Share”) was exchanged for a Class A common share of DCRD (a “DCRD Class A Common Share”) and each Class B ordinary share, par value $0.0001 per share, of DCRD was exchanged for one Class B common share of DCRD (a “DCRD Class B Common Share”).

On February 22, 2023, pursuant to the SPAC Amalgamation, (a) each DCRD Class A Common Share issued and outstanding immediately prior to the effective time of the SPAC Amalgamation (the “SPAC Amalgamation Effective Time”) was exchanged, on a one-for-one basis, for a New SPAC Class A Common Share; (b) each DCRD Class B Common Share issued and outstanding immediately prior to the SPAC Amalgamation Effective Time was exchanged, on a one-for-one basis, for a Class B common share in the authorized share capital of New SPAC (a “New SPAC Class B Common Share”); (c) the common share of NewCo held by Hammerhead was exchanged for one New SPAC Class A Common Share; (d) each DCRD Warrant issued and outstanding immediately prior to the SPAC Amalgamation Effective Time was exchanged for a New SPAC Warrant; (e) each DCRD Unit issued and outstanding immediately prior to the SPAC Amalgamation Effective Time was exchanged for one unit of New SPAC representing one New SPAC Class A Common Share and one-half of one New SPAC Warrant; and (f) the New SPAC Class A Common Share held by Hammerhead was purchased for cancellation for cash equal to the subscription price for such common share of NewCo.

On the Closing Date, prior to the Company Amalgamation, among other things: (a) the articles of amalgamation of Hammerhead dated October 1, 2017, as have been amended from time to time, were amended to authorize a new class of common shares in the capital of Hammerhead having the rights, privileges and restrictions set forth in the Plan of Arrangement (the “Hammerhead Class B Common Shares”) and, concurrently, all of the issued and outstanding common shares in the authorized share capital of Hammerhead were re-designated as “Class A Common Shares” in the capital of Hammerhead (the “Hammerhead Class A Common Shares”, and, together with the Hammerhead Class B Common Shares, the “Hammerhead Common Shares”); (b) each Hammerhead Class A Common Share held by the Employee Borrowers (as defined in the Prospectus) was exchanged for one Hammerhead Class B Common Share; (c) each then issued and outstanding New SPAC Class B Common Share was exchanged for one New SPAC Class A Common Share pursuant to the articles of New SPAC adopted at the effective time of the Company Amalgamation and in accordance with the Plan of Arrangement; and (d) each warrant to purchase Hammerhead Common Shares was either exchanged for Hammerhead Class A Common Shares or cash, in each case, in accordance with the Plan of Arrangement.

On the Closing Date, pursuant to the Company Amalgamation, among other things: (a) each then issued and outstanding Series IX First Preferred Share in the authorized share capital of Hammerhead was exchanged for a number of New SPAC Class A Common Shares equal to the Hammerhead Common Share Exchange Ratio (as defined in the Prospectus); (b) each then issued and outstanding Series VIII First Preferred Share in the authorized share capital of Hammerhead was exchanged for one New SPAC Class A Common Share; (c) each then issued and outstanding Series VII First Preferred Share in the authorized share capital of Hammerhead was exchanged for a number of New SPAC Class A Common Shares equal to the Hammerhead Series VII Preferred Share Exchange Ratio (as defined in the Prospectus); (d) each then issued and outstanding Series VI First Preferred Share in the authorized share capital of Hammerhead was exchanged for one New SPAC Class A Common Share; (e) each then issued and outstanding Series IV First Preferred Share in the authorized share capital of Hammerhead was exchanged for one New SPAC Class A Common Share; (f) each then issued and outstanding Series III First Preferred Share in the authorized share capital of Hammerhead was exchanged for a number of New SPAC Class A Common Shares equal to the Hammerhead Series III Preferred Share Exchange Ratio (as defined in the Prospectus); (g) each then issued and outstanding Series II First Preferred Share in the authorized share capital of Hammerhead was exchanged for a number of New SPAC Class A Common Shares equal to the product of the Hammerhead Common Share Exchange Ratio and 1.13208; (h) each then issued and outstanding Series I First Preferred Share in the authorized share capital of Hammerhead was exchanged for one New SPAC Class A Common Share; (i) each then issued and outstanding Hammerhead Option (as defined in the Prospectus) was exchanged for an option to acquire a number of New SPAC Class A Common Shares (rounded down to the nearest whole share) equal to (i) the number of Hammerhead Class A Common Shares subject to the applicable Hammerhead Option multiplied by (ii) the Hammerhead Common Share Exchange Ratio, at a per share exercise price (rounded up to the nearest cent) equal to (x) the per share exercise price for the Hammerhead Class A Common Shares (determined in US dollars with reference to the US dollar to Canadian dollar exchange rate reported by the Bank of Canada on September 23, 2022 of 1.357) divided by (y) the Hammerhead Common Share Exchange Ratio; (j) each then issued and outstanding Hammerhead RSU (as defined in the Prospectus) was exchanged for an option to acquire a number of New SPAC Class A Common Shares (rounded down to the nearest whole share) equal to (a) the number of Hammerhead Class A Common Shares subject to the applicable Hammerhead RSU multiplied by (b) the Hammerhead Common Share Exchange Ratio, at a per share exercise price (rounded up to the nearest cent) equal to (x) the per share exercise price for the Hammerhead Class A Common Shares (determined in US dollars with reference to the US dollar to Canadian dollar exchange rate reported by the Bank of Canada on September 23, 2022 of 1.357) subject to the applicable Hammerhead RSU divided by (y) the Hammerhead Common Share Exchange Ratio; and (k) each then issued and outstanding Hammerhead Class A Common Share and Hammerhead Class B Common Share was exchanged for a number of New SPAC Class A Common Shares equal to the Hammerhead Common Share Exchange Ratio.

Pursuant to DCRD’s Amended and Restated Memorandum and Articles of Association, any holders of DCRD Class A Ordinary Shares other than DCRD Sponsor or DCRD’s officers or directors were permitted to elect to have their DCRD Class A Ordinary Shares redeemed for cash at a per-share redemption price equal to the aggregate amount then on deposit in DCRD’s trust account (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to DCRD to fund regulatory withdrawals or to pay its taxes, calculated as of two business days prior to the consummation of the Business Combination, divided by the number of then-outstanding DCRD Class A Ordinary Shares. A number of holders of DCRD Class A Ordinary Shares validly exercised their redemption rights with respect to their DCRD Class A Ordinary Shares. Following the Company Amalgamation, 31,498,579 New SPAC Class A Common Shares issued and outstanding (the “Redemption Shares”) were converted into the right to receive from New SPAC, in cash, a pro rata portion of the funds in the Trust Account. As a result, $324,499,668.37 (or approximately $10.30 per share) was removed from the Trust Account to redeem the Redemption Shares. After such redemption, all Redemption Shares ceased to be outstanding and were cancelled and retired and each holder of Redemption Shares ceased to have any rights with respect thereto, except the right to receive the cash payment in respect thereof from New SPAC referred to in the immediately preceding sentence.

The description of the Amalgamations set forth above does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, which is attached as Annex A to the Prospectus and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Amalgamations, on February 22, 2023, DCRD notified the Nasdaq Capital Market (“Nasdaq”) of the consummation of the SPAC Amalgamation and requested that Nasdaq suspend trading of the DCRD Class A Ordinary Shares, DCRD Public Warrants and DCRD Units (the “DCRD Securities”) effective as of the close of trading on February 24, 2023. On February 23, 2023, DCRD notified Nasdaq of the consummation of the Business Combination and requested that Nasdaq file with the SEC a Form 25 to delist the DCRD Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On February 27, 2023, New SPAC Class A Common Shares and New SPAC Warrants began trading on Nasdaq under the ticker symbols “HHRS” and “HHRSW,” respectively, and on the Toronto Stock Exchange under the ticker symbols “HHRS” and “HHRS.WT,” respectively. DCRD intends to file a certification on Form 15 with the SEC to deregister the DCRD Securities and suspend DCRD’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.01, 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events

On February 23, 2023, a press release was issued announcing the closing of the Business Combination, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Business Combination Agreement, dated September 25, 2022, by and among DCRD, Hammerhead, NewCo and AmalCo (incorporated by reference to Annex A to NewCo’s Prospectus filed with the SEC on December 30, 2022).

4.1	Assignment and Assumption Agreement by and among DCRD, NewCo, CST and Computershare, dated February 21, 2023.

99.1	Press Release dated February 23, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMMERHEAD ENERGY INC. (AS SUCCESSOR BY AMALGAMATION TO DECARBONIZATION PLUS ACQUISITION CORPORATION IV)

Date: February 27, 2023	By:	/s/ Scott Sobie
	Name:	Scott Sobie
	Title:	President and Chief Executive Officer